Putnam
Research
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing high fiduciary standards within the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

We are pleased to report that Putnam Research Fund turned in positive results for the six months ended January 31, 2004. However, the fund underperformed its benchmark and Lipper peer group category average. You will find a detailed discussion of the fund's performance in the following report.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004


Report from Fund Management

Fund highlights

 * Putnam Research Fund delivered positive returns over the six-month period ended January 31, 2004. The fund's class A shares returned 12.49% at net asset value (NAV) and 6.01% at public offering price (POP).

 * The fund's performance was below the 15.23% return of its benchmark, the S&P 500 Index, due primarily to weakness among the fund's consumer, energy, industrial, and technology stocks.

 * Due to declines in certain holdings, the fund's performance was below the average return of 13.40% for the Lipper Large-Cap Core Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

 * Putnam Management made restitution of approximately $1.8 million to the fund in connection with the improper correction of an error in January of 2001. See Note 6 to the financial statements on page 35 for additional information.

Performance commentary

While your fund delivered solid returns for the six-month period, its performance lagged that of its benchmark and the average return for funds in its Lipper peer group. On a sector level, disappointing performance relative to the benchmark was primarily due to weakness in consumer, energy, industrial, and technology stocks. Within technology, one of the portfolio's larger sectors, declines in electronics, hardware, and software stocks detracted from performance. Holdings that contributed positively to performance were not concentrated in any one sector, although in general, the health-care and utilities sectors helped returns. Throughout the period, your fund's management team continued to focus on the merits of individual companies and their potential within their sectors, rather than trying to forecast broad market or economic trends.

FUND PROFILE

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by members of Putnam's Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.


Market overview

The stock market remained buoyant throughout the semiannual period, and investors in virtually all sectors enjoyed positive returns. The close of the 2003 calendar year gave a huge boost to investor sentiment, as major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. Early in the period, encouraging corporate earnings reports put investors in a more positive frame of mind, as did the government's announcement that gross domestic product expanded at an 8.2% rate in the third quarter of 2003. Inflation stayed low, and the government's fiscal and monetary policies contributed to market rallies. For businesses, general earnings momentum continued to increase. Cost-cutting programs enacted by many companies during the recession created a pent-up demand for products and services, which was a positive factor as the economy improved. In January, the final month of the semiannual period, markets were a bit more volatile as investors paused to assess the strength of the economy and the potential for rising interest rates.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.23%
-------------------------------------------------------------------------------
Russell 3000 Growth Index (large-company growth stocks)                14.78%
-------------------------------------------------------------------------------
Russell 3000 Value Index (large-company value stocks)                  17.35%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             22.67%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.49%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.88%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       11.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/04.
-------------------------------------------------------------------------------

Strategy overview

When discussing the strategy of your fund, it is important to remember that changes in the economic or market environment generally do not affect our decision-making process. Our strategy remains fairly constant in all market conditions. We take a bottom-up approach to stock selection, focusing on each individual company, the valuation of its stock, and its potential to deliver stronger performance than other companies in its industry. The analysts who manage your fund are grouped into sector teams, analyzing stocks in each sector of the fund's benchmark, the S&P 500 Index. We seek stocks that we believe will outperform others in their industry over the long term, and we look for companies whose stock prices do not reflect our assessments of their long-term cash-flow and earnings-growth potential.

We use many different strategies to identify likely candidates for the fund's portfolio. They include analyzing a company's competitors, customers, and suppliers, and meeting in person with company management. In addition, we use in-depth financial analysis to assess and forecast company cash flows and competitive advantages. We also reevaluate each holding regularly to determine whether it has reached what we consider its fair value, and whether it offers additional return potential.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 7/31/03            as of 1/31/04

Retail                      8.7%                     9.9%

Pharmaceuticals             9.3%                     7.9%

Banking                     7.9%                     6.3%

Financial                   5.6%                     6.0%

Software                    6.5%                     5.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In this section, we discuss some of the most significant contributors to performance during the period. They were not necessarily among the fund's top 10 holdings, which is not unusual in a diversified fund.

Since our strategy involves selecting stocks whose current prices do not reflect their long-term potential, a certain amount of patience is a necessity. In many cases, it can take some time before the market recognizes a company's true value, and therefore stocks in the portfolio may deliver weak performance over the short term. During the semiannual period, however, your fund's performance benefited from a number of stocks that rebounded after having been underestimated by the market for quite some time. For example, the stock of conglomerate Tyco International, Ltd. was one of the top contributors to performance during the semiannual period. For several years, Tyco has suffered from investor concerns that, in our opinion, have been overblown. The company's stock experienced a sharp drop in value during the fund's 2002 fiscal year, after the former CEO was indicted. We kept Tyco in the portfolio because we believe it has strong long-term growth prospects, particularly due to the strength of its individual franchises, which have not yet been fairly valued by the market.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 Microsoft Corp.
   Software

 3 American International Group, Inc.
   Insurance

 4 General Electric Co.
   Conglomerates

 5 Exxon Mobil Corp.
   Oil and gas

 6 Citigroup, Inc.
   Financial

 7 Intel Corp.
   Electronics

 8 Verizon Communications, Inc.
   Regional Bells

 9 Wal-Mart Stores, Inc.
   Retail

10 Hewlett-Packard Co.
   Computers

Footnote reads:
These holdings represent 30.7% of the fund's net assets as of 1/31/04. The fund's holdings will change over time.

In the consumer finance area, Capital One Financial Corp. also performed well during the period. Like Tyco, this company's stock suffered significant declines in 2002 when investors became concerned about an investigation by regulators. We believe that Capital One, one of the largest credit card companies in the United States, is a fundamentally strong company that should continue to do well as the economy recovers. Altria Group, Inc., formerly Philip Morris Companies, was also a positive contributor to performance. Although litigation related to the company's tobacco products may cause short-term declines in this stock, we believe Altria, whose products also include food and beverages, is very effective at managing costs and generating cash flow.

Finally, Freddie Mac, another company punished by the market recently, contributed positively to fund returns during the period. Our decision to keep Freddie Mac in the portfolio was rewarded during the period, as its stock price began to recover from its lows. The company buys mortgage loans from lending institutions and repackages them into mortgage-backed securities for resale to investors. Investors have been concerned about hedging strategies and management issues at Freddie Mac, but we believe these concerns were exaggerated. In addition, Federal Reserve Board Chairman Alan Greenspan recently called for increased regulation of Freddie Mac, which we believe would be a positive for the company over the long term.

Among the stocks that detracted from fund performance during the period was that of Kohl's Corp., a chain of specialty department stores. Kohl's stock declined due to investor concerns about the company's expansion strategy and weak holiday sales. Despite recent weakness in its stock price, we believe that Kohl's offers long-term competitive advantages, and the stock remained in the portfolio at the close of the semiannual period. Fund holding Lockheed Martin Corp. also detracted from performance. Although we believe this defense company continues to offer strong growth prospects over the long term, it was hurt by investor concerns about how growing federal budget deficits will impact defense contracts.

The decision to leave a stock out of the portfolio can be just as important as the holdings we select. During the period, your fund's performance benefited from our decision to avoid the stock of pharmaceutical company Merck & Co. Inc. We have concerns about the fundamental strength of this company, whose stock underperformed its sector considerably during the period. Conversely, our decision to leave Motorola out of the portfolio detracted from performance during the period, as the stock performed well. Our view of these companies has not changed; they were not part of your fund's portfolio as of the close of the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team.

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, the 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter the second half of your fund's fiscal year, our prospects for the stock market remain positive, despite its impressive rally in 2003. The government's fiscal and monetary policies have been very accommodative, and should continue to help sustain economic growth. We continue to see improvement in corporate earnings prospects, and we feel that growth-stock valuations are still at reasonable levels. We anticipate an environment of accelerating -- but not overheated -- growth, which should enable your fund's holdings to perform strongly. Of course, it is important to reiterate that, regardless of market conditions, our investment strategy focuses on the relative merits of individual stocks. We do not bet on sector or cyclical trends, or on the direction of the market as a whole. We are committed to maintaining our focus on intensive, in-depth sector research, and to selecting stocks that we believe will reward fund shareholders over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
------------------------------------------------------------------------------------------------------------------------------
                            Class A               Class B               Class C              Class M          Class R
(inception dates)          (10/2/95)             (6/15/98)             (2/1/99)             (6/15/98)        (1/21/03)
------------------------------------------------------------------------------------------------------------------------------
                        NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
------------------------------------------------------------------------------------------------------------------------------
6 months              12.49%      6.01%     12.02%      7.02%     12.13%     11.13%     12.21%      8.28%     12.33%
------------------------------------------------------------------------------------------------------------------------------
1 year                30.60      23.09      29.56      24.56      29.59      28.59      29.92      25.42      30.30
------------------------------------------------------------------------------------------------------------------------------
5 years               -4.52     -10.03      -8.08      -9.67      -7.93      -7.93      -6.88     -10.13      -5.69
Annual average        -0.92      -2.09      -1.67      -2.01      -1.64      -1.64      -1.41      -2.11      -1.17
------------------------------------------------------------------------------------------------------------------------------
Life of fund         128.87     115.67     113.80     113.80     115.00     115.00     119.40     111.78     124.28
Annual average        10.45       9.67       9.55       9.55       9.63       9.63       9.89       9.43      10.18
------------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, M and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For more recent performance, please visit www.putnaminvestments.com.

Performance information shown reflects the restatement of the fund's net asset values for the period from January 5, 2001 to January 31, 2004 in connection with the restitution payment described in Note 6 to the financial statements. This payment had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $.01 to $.02 per share. If the restatement had not been reflected, performance shown for periods ending January 31, 2004 would have been lower.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/04
------------------------------------------------------------------------
                                               Lipper Large-Cap
                               S&P 500            Core Funds
                                Index          category average*
------------------------------------------------------------------------
6 months                        15.23%              13.40%
------------------------------------------------------------------------
1 year                          34.57               30.96
------------------------------------------------------------------------
5 years                         -5.01               -9.46
Annual average                  -1.02               -2.17
------------------------------------------------------------------------
Life of fund                   122.25               88.99
Annual average                  10.06                7.76
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and life-of-fund periods ended 1/31/04, there were 1,072, 1,046, 614, and 282 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/04
--------------------------------------------------------------------------------------------
                 Class A         Class B         Class C         Class M         Class R
--------------------------------------------------------------------------------------------
Share value:   NAV     POP         NAV             NAV         NAV     POP          NAV
--------------------------------------------------------------------------------------------
7/31/03       $11.61  $12.32      $11.15          $11.21      $11.30  $11.71       $11.60
--------------------------------------------------------------------------------------------
1/31/04        13.06   13.78+      12.49           12.57       12.68   13.14        13.03
--------------------------------------------------------------------------------------------

  Net asset value and public offering price quotations reflect the restatement of the fund's net asset values in connection with the restitution payment described in Note 6 to the financial statements.

* The fund did not make any distributions during  the period.

+ Reflects a reduction in class A sales charges that took effect January 28, 2004.

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------------------------------------------------
                           Class A               Class B               Class C               Class M              Class R
(inception dates)         (10/2/95)             (6/15/98)              (2/1/99)             (6/15/98)            (1/21/03)
------------------------------------------------------------------------------------------------------------------------------
                        NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP            NAV
------------------------------------------------------------------------------------------------------------------------------
6 months              13.82%      7.30%     13.37%      8.37%     13.39%     12.39%     13.46%      9.50%          13.75%
------------------------------------------------------------------------------------------------------------------------------
1 year                25.17      17.98      24.30      19.30      24.25      23.25      24.48      20.08           24.98
------------------------------------------------------------------------------------------------------------------------------
5 years               -1.35      -7.00      -4.97      -6.61      -4.96      -4.96      -3.79      -7.17           -2.48
Annual average        -0.27      -1.44      -1.01      -1.36      -1.01      -1.01      -0.77      -1.48           -0.50
------------------------------------------------------------------------------------------------------------------------------
Life of fund         126.59     113.53     111.92     111.92     112.95     112.95     117.32     109.78          122.22
Annual average        10.43       9.64       9.54       9.54       9.60       9.60       9.87       9.40           10.17
------------------------------------------------------------------------------------------------------------------------------

Performance information shown reflects the restatement of the fund's net asset values for the period from January 5, 2001 to December 31, 2003 in connection with the restitution payment described in Note 6 to the financial statements. This payment had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $.01 to $.02 per share. If the restatement had not been reflected, performance shown for periods ending December 31, 2003 would have been lower.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2004 (Unaudited)

Common stocks (99.1%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.3%)
-------------------------------------------------------------------------------
       279,500 Boeing Co. (The)                                     $11,669,125
       222,200 Lockheed Martin Corp.                                 10,803,364
       165,700 United Technologies Corp.                             15,830,978
                                                                 --------------
                                                                     38,303,467

Airlines (0.7%)
-------------------------------------------------------------------------------
       776,100 Southwest Airlines Co.                                11,602,695

Automotive (0.5%)
-------------------------------------------------------------------------------
       170,700 General Motors Corp.                                   8,480,376

Banking (6.3%)
-------------------------------------------------------------------------------
        84,200 Bank of America Corp.                                  6,858,932
       837,300 Bank of New York Co., Inc. (The)                      26,584,275
       511,100 Fifth Third Bancorp                                   29,536,469
       105,500 State Street Corp.                                     5,681,175
       541,000 U.S. Bancorp                                          15,294,070
       385,500 Wells Fargo & Co.                                     22,131,555
                                                                 --------------
                                                                    106,086,476

Beverage (1.5%)
-------------------------------------------------------------------------------
       502,000 Coca-Cola Co. (The)                                   24,718,480

Biotechnology (2.0%)
-------------------------------------------------------------------------------
       371,400 Amgen, Inc. (NON)                                     23,951,586
       226,800 Biogen Idec, Inc. (NON)                                9,704,772
                                                                 --------------
                                                                     33,656,358

Broadcasting (0.7%)
-------------------------------------------------------------------------------
       309,100 Viacom, Inc. Class B                                  12,456,730

Building Materials (1.0%)
-------------------------------------------------------------------------------
     5,641,200 Aggregate Industries PLC (United
               Kingdom)                                               8,676,555
       315,200 Masco Corp.                                            8,403,232
                                                                 --------------
                                                                     17,079,787

Cable Television (0.8%)
-------------------------------------------------------------------------------
       355,000 Echostar Communications Corp. Class
               A (NON)                                               12,957,500

Chemicals (2.3%)
-------------------------------------------------------------------------------
       156,000 Avery Dennison Corp.                                   9,696,960
        42,000 Dow Chemical Co. (The)                                 1,761,900
       510,800 E.I. du Pont de Nemours & Co.                         22,424,120
        78,200 PPG Industries, Inc.                                   4,553,586
                                                                 --------------
                                                                     38,436,566

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------
        64,400 Cintas Corp.                                           2,907,660

Communications Equipment (3.2%)
-------------------------------------------------------------------------------
     1,241,900 Cisco Systems, Inc. (NON)                             31,842,316
       362,600 Nokia OYJ ADR (Finland)                                7,491,316
       830,600 Nortel Networks Corp. (Canada) (NON)                   6,495,292
       128,800 QUALCOMM, Inc.                                         7,524,496
                                                                 --------------
                                                                     53,353,420

Computers (3.3%)
-------------------------------------------------------------------------------
       536,100 Dell, Inc. (NON)                                      17,943,267
     1,347,400 Hewlett-Packard Co.                                   32,054,646
        75,900 Lexmark International, Inc. (NON)                      6,291,351
                                                                 --------------
                                                                     56,289,264

Conglomerates (4.9%)
-------------------------------------------------------------------------------
     1,606,400 General Electric Co.                                  54,023,232
     1,058,600 Tyco International, Ltd. (Bermuda)                    28,317,550
                                                                 --------------
                                                                     82,340,782

Construction (0.3%)
-------------------------------------------------------------------------------
       279,051 CRH PLC (Ireland)                                      5,875,027

Consumer Finance (1.5%)
-------------------------------------------------------------------------------
       196,300 Capital One Financial Corp.                           13,953,004
       426,000 MBNA Corp.                                            11,484,960
                                                                 --------------
                                                                     25,437,964

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
        80,600 Avon Products, Inc.                                    5,103,592
       285,400 Colgate-Palmolive Co.                                 14,632,458
                                                                 --------------
                                                                     19,736,050

Electric Utilities (2.8%)
-------------------------------------------------------------------------------
       596,600 Edison International                                  13,125,200
        98,900 Entergy Corp.                                          5,783,672
       112,800 Exelon Corp.                                           7,555,344
       149,800 FirstEnergy Corp.                                      5,620,496
       558,900 PG&E Corp. (NON)                                      15,006,465
                                                                 --------------
                                                                     47,091,177

Electronics (4.4%)
-------------------------------------------------------------------------------
        87,900 Analog Devices, Inc.                                   4,206,015
       252,500 Celestica, Inc. (Canada) (NON)                         4,330,375
     1,483,400 Intel Corp.                                           45,392,040
        22,600 Samsung Electronics Co., Ltd. (South
               Korea)                                                10,095,823
       337,600 Texas Instruments, Inc.                               10,583,760
                                                                 --------------
                                                                     74,608,013

Energy (0.9%)
-------------------------------------------------------------------------------
       240,700 GlobalSantaFe Corp. (Cayman Islands)                   6,571,110
       298,000 Halliburton Co.                                        8,984,700
                                                                 --------------
                                                                     15,555,810

Financial (6.0%)
-------------------------------------------------------------------------------
       970,600 Citigroup, Inc. (SEG)                                 48,025,288
       331,000 Fannie Mae                                            25,520,100
       426,100 Freddie Mac                                           26,597,162
                                                                 --------------
                                                                    100,142,550

Food (0.8%)
-------------------------------------------------------------------------------
       170,400 Dean Foods Co. (NON)                                   5,452,800
       172,000 General Mills, Inc.                                    7,813,960
                                                                 --------------
                                                                     13,266,760

Health Care Services (2.8%)
-------------------------------------------------------------------------------
       115,900 AmerisourceBergen Corp.                                6,380,295
       401,100 Cardinal Health, Inc.                                 25,714,521
       132,400 Express Scripts, Inc. Class A (NON)                    9,158,108
       157,300 Medco Health Solutions, Inc. (NON)                     5,796,505
                                                                 --------------
                                                                     47,049,429

Homebuilding (1.8%)
-------------------------------------------------------------------------------
       452,550 D.R. Horton, Inc.                                     12,716,655
       384,400 Lennar Corp.                                          16,952,040
                                                                 --------------
                                                                     29,668,695

Insurance (5.5%)
-------------------------------------------------------------------------------
       504,400 ACE, Ltd. (Bermuda)                                   21,901,048
       808,200 American International Group, Inc.                    56,129,490
       176,700 XL Capital, Ltd. Class A (Bermuda)                    14,047,650
                                                                 --------------
                                                                     92,078,188

Investment Banking/Brokerage (1.1%)
-------------------------------------------------------------------------------
       435,700 Charles Schwab Corp. (The)                             5,485,463
       342,000 JPMorgan Chase & Co.                                  13,300,380
                                                                 --------------
                                                                     18,785,843

Leisure (0.4%)
-------------------------------------------------------------------------------
       121,400 Harley-Davidson, Inc.                                  6,196,256

Manufacturing (0.4%)
-------------------------------------------------------------------------------
        83,300 Illinois Tool Works, Inc.                              6,505,730

Media (1.2%)
-------------------------------------------------------------------------------
     1,782,100 Liberty Media Corp. Class A (NON)                     20,743,644

Medical Technology (0.8%)
-------------------------------------------------------------------------------
       287,200 Medtronic, Inc.                                       14,135,984

Metals (0.3%)
-------------------------------------------------------------------------------
       159,000 Alcoa, Inc.                                            5,434,620

Office Equipment & Supplies (0.3%)
-------------------------------------------------------------------------------
       127,100 Pitney Bowes, Inc.                                     5,157,718

Oil & Gas (4.9%)
-------------------------------------------------------------------------------
     1,109,363 BG Group PLC (United Kingdom)                          5,588,309
       110,400 Canadian Natural Resources, Ltd.
               (Canada)                                               5,311,283
     1,217,200 Exxon Mobil Corp.                                     49,649,588
       385,800 Noble Corp. (Cayman Islands) (NON)                    14,313,180
        74,800 Total SA Class B ADR (France)                          6,604,840
                                                                 --------------
                                                                     81,467,200

Pharmaceuticals (7.9%)
-------------------------------------------------------------------------------
       501,700 Abbott Laboratories                                   21,613,236
       147,900 Forest Laboratories, Inc. (NON)                       11,017,071
     2,140,200 Pfizer, Inc.                                          78,395,525
       532,800 Wyeth                                                 21,818,160
                                                                 --------------
                                                                    132,843,992

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       324,100 Xerox Corp. (NON)                                      4,744,824

Railroads (1.5%)
-------------------------------------------------------------------------------
       106,800 Canadian National Railway Co.
               (Toronto Exchange) (Canada)                            6,402,660
       296,200 Union Pacific Corp.                                   19,075,280
                                                                 --------------
                                                                     25,477,940

Regional Bells (2.7%)
-------------------------------------------------------------------------------
     1,230,100 Verizon Communications, Inc.                          45,341,486

Restaurants (0.7%)
-------------------------------------------------------------------------------
       604,700 Darden Restaurants, Inc.                              12,094,000

Retail (9.9%)
-------------------------------------------------------------------------------
       230,400 AutoZone, Inc. (NON)                                  19,427,328
       330,800 Bed Bath & Beyond, Inc. (NON)                         13,433,788
       406,200 Family Dollar Stores, Inc.                            14,070,768
       361,800 Home Depot, Inc. (The)                                12,833,046
       561,600 Kohl's Corp. (NON)                                    24,878,880
       479,900 Lowe's Cos., Inc.                                     25,698,645
       687,800 Office Depot, Inc. (NON)                              10,970,410
       210,800 TJX Cos., Inc. (The)                                   4,846,292
       735,300 Wal-Mart Stores, Inc.                                 39,595,905
                                                                 --------------
                                                                    165,755,062

Software (5.8%)
-------------------------------------------------------------------------------
       197,200 Computer Associates International,
               Inc.                                                   5,154,808
     2,383,000 Microsoft Corp.                                       65,889,950
     1,203,800 Oracle Corp. (NON)                                    16,624,478
       350,700 Siebel Systems, Inc. (NON)                             4,674,831
       136,400 VERITAS Software Corp. (NON)                           4,482,104
                                                                 --------------
                                                                     96,826,171

Technology Services (0.3%)
-------------------------------------------------------------------------------
       136,300 Fiserv, Inc. (NON)                                     5,092,168

Telecommunications (0.8%)
-------------------------------------------------------------------------------
       579,800 AT&T Wireless Services, Inc. (NON)                     6,406,790
       252,300 CenturyTel, Inc.                                       6,660,720
                                                                 --------------
                                                                     13,067,510

Tobacco (1.6%)
-------------------------------------------------------------------------------
       480,200 Altria Group, Inc.                                    26,694,318

Toys (0.5%)
-------------------------------------------------------------------------------
       424,900 Mattel, Inc.                                           8,034,859
                                                                 --------------
               Total Common stocks
               (cost $1,507,549,436)                             $1,663,578,549

Short-term investments (1.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,151,885 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.05% due February 2, 2004
               (d)                                                   $4,151,645
    23,813,681 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.85% to 1.13%
               and due dates ranging from February
               2, 2004 to March 30, 2004 (d)                         23,813,681
                                                                 --------------
               Total Short-term investments
               (cost $27,965,326)                                   $27,965,326
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,535,514,762)                             $1,691,543,875
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,678,234,472.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2004.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.


Forward currency contracts to buy at January 31, 2004 (Unaudited)
(aggregate face value $8,587,295)

                                Aggregate          Delivery        Unrealized
                     Value     face value              date      appreciation
------------------------------------------------------------------------------
Euro            $7,872,296     $7,723,209           3/17/04          $149,087
Japanese Yen       888,632        864,086           3/17/04            24,546
------------------------------------------------------------------------------
                                                                     $173,633
------------------------------------------------------------------------------


Forward currency contracts to sell at January 31, 2004 (Unaudited) (aggregate face value $60,454,978)

                                                                   Unrealized
                                Aggregate         Delivery       appreciation/
                      Value    face value             date      (depreciation)
------------------------------------------------------------------------------
British Pound    $9,991,510    $9,558,236          3/17/04          $(433,274)
Canadian Dollar  18,102,952    18,475,256          3/17/04            372,304
Euro             27,200,609    26,289,254          3/17/04           (911,355)
South Korean Won  6,305,556     6,132,232          3/17/04           (173,324)
------------------------------------------------------------------------------
                                                                  $(1,145,649)
------------------------------------------------------------------------------


Futures contracts outstanding at January 31, 2004 (Unaudited)

                                Aggregate        Expiration        Unrealized
                     Value     face value              date      depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)          $3,954,650     $3,962,179            Mar-04           $(7,529)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $3,851,398 of
securities on loan (identified cost $1,535,514,762) (Note 1)   $1,691,543,875
-------------------------------------------------------------------------------
Foreign currency (cost $15) (Note 1)                                       15
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,959,918
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,509,140
-------------------------------------------------------------------------------
Receivable for securities sold                                        879,695
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               545,937
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               6,677
-------------------------------------------------------------------------------
Receivable from Manager (Note 6)                                    1,813,908
-------------------------------------------------------------------------------
Total assets                                                    1,699,259,165

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                   1,739
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,238,329
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          9,181,262
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,215,851
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            704,393
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 67,477
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,670
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                709,606
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,517,953
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 56,436
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  4,151,645
-------------------------------------------------------------------------------
Other accrued expenses                                                178,332
-------------------------------------------------------------------------------
Total liabilities                                                  21,024,693
-------------------------------------------------------------------------------
Net assets                                                     $1,678,234,472

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 6)                             $2,320,256,520
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,654,037)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (795,421,287)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 155,053,276
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,678,234,472

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($952,712,072 divided by 72,945,143 shares)                            $13.06
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $13.06)*                $13.78
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($504,704,146 divided by 40,404,426 shares)**                          $12.49
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($59,412,671 divided by 4,727,215 shares)**                            $12.57
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($27,811,731 divided by 2,193,128 shares)                              $12.68
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.68)*                $13.14
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($928,122 divided by 71,213 shares)                      $13.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($132,665,730 divided by 10,079,209 shares)              $13.16
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $33,911)                         $12,105,948
-------------------------------------------------------------------------------
Interest                                                              135,809
-------------------------------------------------------------------------------
Securities lending                                                      7,357
-------------------------------------------------------------------------------
Total investment income                                            12,249,114

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,609,591
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,633,776
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,631
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       10,787
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,195,723
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,675,078
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 340,696
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 124,469
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     489
-------------------------------------------------------------------------------
Other                                                                 226,988
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           39,557
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (39,557)
-------------------------------------------------------------------------------
Total expenses                                                     11,841,228
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (430,300)
-------------------------------------------------------------------------------
Net expenses                                                       11,410,928
-------------------------------------------------------------------------------
Net investment income                                                 838,186
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  140,499,526
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,083,678
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (3,055,696)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  160,439
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                               (3,560,791)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the period                    65,528,966
-------------------------------------------------------------------------------
Net gain on investments                                           201,656,122
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $202,494,308
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $838,186       $3,762,216
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    139,687,947     (257,257,035)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        61,968,175      436,681,476
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       202,494,308      183,186,657
-------------------------------------------------------------------------------
Contribution from Manager (Note 6)                 1,813,908               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (216,753,718)    (158,417,541)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (12,445,502)      24,769,116

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,690,679,974    1,665,910,858
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $1,654,037 and
$2,492,223, respectively)                     $1,678,234,472   $1,690,679,974
-------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------
                             Six months
                               ended
                             January 31
Per-share                       2004                        Year ended July 31
operating performance        (Unaudited)   2003        2002         2001      2000            1999
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period           $11.60     $10.29      $14.23       $18.69    $16.60          $13.49
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (a)        .02        .06         .04          .05       .01             .02
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      1.44       1.25       (3.98)       (2.98)     3.10            3.15
---------------------------------------------------------------------------------------------------
Total from
investment operations           1.46       1.31       (3.94)       (2.93)     3.11            3.17
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                 --         --          --(d)        --        --              --
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --         --          --        (1.53)    (1.02)           (.06)
---------------------------------------------------------------------------------------------------
From return of capital            --         --          --(d)        --(d)     --              --
---------------------------------------------------------------------------------------------------
Total distributions               --         --          --(d)     (1.53)    (1.02)           (.06)
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $13.06     $11.60      $10.29       $14.23    $18.69          $16.60
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)         12.59*(e)  12.73      (27.67)      (16.93)    19.32           23.57
---------------------------------------------------------------------------------------------------

Ratios and supplemental
data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $952,712   $922,788    $841,789   $1,152,135  $913,312        $475,954
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)        .55*      1.15        1.04         1.05      1.07            1.08
---------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                       .17*       .52         .33          .31       .02             .10
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)         56.44*    131.93      149.58       162.94    159.24          126.14
---------------------------------------------------------------------------------------------------

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.50%.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------
                             Six months
                               ended
                             January 31
Per-share                       2004                       Year ended July 31
operating performance       (Unaudited)         2003      2002            2001            2000       1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period           $11.13           $9.95    $13.86          $18.38          $16.46     $13.49
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment loss (a)         (.02)           (.02)     (.05)           (.07)           (.13)      (.11)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      1.38            1.20     (3.86)          (2.92)           3.07       3.14
----------------------------------------------------------------------------------------------------------
Total from
investment operations           1.36            1.18     (3.91)          (2.99)           2.94       3.03
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --              --        --           (1.53)          (1.02)      (.06)
----------------------------------------------------------------------------------------------------------
From return of capital            --              --        --              --(d)           --         --
----------------------------------------------------------------------------------------------------------
Total distributions               --              --        --           (1.53)          (1.02)      (.06)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $12.49          $11.13     $9.95          $13.86          $18.38     $16.46
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)         12.22*(e)       11.86    (28.21)         (17.58)          18.41      22.53
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $504,704        $544,487  $597,784        $960,638        $906,430   $494,452
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)        .93*           1.90      1.79            1.80            1.82       1.83
----------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net
assets (%)                      (.21)*          (.23)     (.41)           (.44)           (.73)      (.66)
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)         56.44*         131.93    149.58          162.94          159.24     126.14
----------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.13%.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------
                             Six months
                                ended                                                      For the period
                              January 31                                                     Feb. 1, 1999+
Per-share                       2004                         Year ended July 31                to July 31
operating performance       (Unaudited)          2003     2002            2001       2000            1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period            $11.20          $10.01   $13.95          $18.49     $16.55          $15.81
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment loss (a)          (.02)           (.03)    (.05)           (.07)      (.13)           (.05)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       1.39            1.22    (3.89)          (2.94)      3.09             .79
----------------------------------------------------------------------------------------------------------
Total from
investment operations            1.37            1.19    (3.94)          (3.01)      2.96             .74
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     --              --       --           (1.53)     (1.02)             --
----------------------------------------------------------------------------------------------------------
From return of capital             --              --       --              --(d)      --              --
----------------------------------------------------------------------------------------------------------
Total distributions                --              --       --           (1.53)     (1.02)             --
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $12.57          $11.20   $10.01          $13.95     $18.49          $16.55
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)          12.23*(e)       11.89   (28.24)         (17.58)     18.43            4.68*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $59,413         $72,177  $84,065        $136,897   $106,087         $31,963
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)         .93*           1.90     1.79            1.80       1.82             .91*
----------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net
assets (%)                       (.21)*          (.24)    (.41)           (.44)      (.73)           (.35)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          56.44*         131.93   149.58          162.94     159.24          126.14
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.05%.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------
                             Six months
                               ended
                             January 31
Per-share                       2004                                 Year ended July 31
operating performance       (Unaudited)         2003        2002            2001            2000     1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period           $11.29          $10.06      $13.98          $18.48          $16.51   $13.49
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)                      (.01)             --(d)     (.02)           (.03)           (.08)    (.06)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      1.40            1.23       (3.90)          (2.94)           3.07     3.14
----------------------------------------------------------------------------------------------------------
Total from
investment operations           1.39            1.23       (3.92)          (2.97)           2.99     3.08
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                    --              --          --           (1.53)          (1.02)    (.06)
----------------------------------------------------------------------------------------------------------
From return of capital            --              --          --              --(d)           --       --
----------------------------------------------------------------------------------------------------------
Total distributions               --              --          --           (1.53)          (1.02)    (.06)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                 $12.68          $11.29      $10.06          $13.98          $18.48   $16.51
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)         12.31*(e)       12.23      (28.04)         (17.36)          18.67    22.90
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $27,812         $35,646     $38,493         $62,268         $62,834  $42,359
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)        .80*           1.65        1.54            1.55            1.57     1.58
----------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                  (.08)*           .02        (.16)           (.19)           (.47)    (.40)
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)         56.44*         131.93      149.58          162.94          159.24   126.14
----------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.22%.

    The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------
                                                                                 Six months        For the
                                                                                    ended           period
                                                                                 January 31  Jan. 21, 2003+
Per-share                                                                           2004        to July 31
operating performance                                                            (Unaudited)          2003
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                $11.59          $10.57
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (a)                                                              --(d)          .01
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                  1.44            1.01
----------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                1.44            1.02
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                      $13.03          $11.59
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                              12.42*(e)        9.65*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $928              $1
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                             .68*            .74*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                             .05*            .14*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                              56.44*         131.93
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.34%.

    The accompanying notes are an integral part of these financial statements.






Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                For the period
                                     January 31                                              April 4, 2000+
Per-share                               2004                     Year ended July 31             to July 31
operating performance               (Unaudited)      2003            2002            2001             2000
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.67       $10.33          $14.28          $18.71          $18.94
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .08             .07             .09             .01
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   1.45         1.26           (3.98)          (2.99)           (.24)
----------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.49         1.34           (3.91)          (2.90)           (.23)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net investment income                --           --            (.01)             --              --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --              --           (1.53)             --
----------------------------------------------------------------------------------------------------------
From return of capital                    --           --            (.03)             -- (d)          --
----------------------------------------------------------------------------------------------------------
Total distributions                       --           --            (.04)          (1.53)             --
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.16       $11.67          $10.33          $14.28          $18.71
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.77*(e)    12.97          (27.47)         (16.74)          (1.21)*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $132,666     $115,581        $103,779         $91,040         $39,402
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .43*         .90             .79             .80             .27*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .30*         .77             .57             .56             .08*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.44*      131.93          149.58          162.94          159.24
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** See Note 6 to the financial statements.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) If the restitution payment described in Note 6 had not been made, total return for the six months ended January 31, 2004 would have been 12.68%.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
January 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Research Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2004, the value of securities loaned amounted to $3,851,398. The fund received cash collateral of $4,151,645, which is pooled with collateral of other Putnam funds into 9 issuers of high-grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $739,829,523 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:


Loss Carryover       Expiration
-------------------------------
  $450,679,075    July 31, 2010
   289,150,448    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 $162,386,670 of losses recognized during the period November 1, 2002 to July 31, 2003.

The aggregate identified cost on a tax basis is $1,568,357,943, resulting in gross unrealized appreciation and depreciation of $145,888,360 and $22,702,428, respectively, or net unrealized appreciation of $123,185,932.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004 to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The base management fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. For the period ended January 31, 2004 the base management fee represented an effective annual basic rate of 0.55% of the fund's average net assets before a decrease of $204,418 (0.02% annualized) based on performance.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2004, the fund paid PFTC $2,036,602 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, January 31, 2004, the fund's expenses were reduced by $430,300 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,292 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $67,159 and $2,301 from the sale of class A and class M shares, respectively, and received $1,058,581 and $4,236 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $1,303 and no monies on class A and class M redemptions, respectively.



Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $968,358,057 and $1,187,787,354, respectively. There were no purchases and sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                     21,247           $12,961
----------------------------------------------------------------
Options opened                         430,502           147,478
Options exercised                           --                --
Options expired                       (451,749)         (160,439)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At January 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,105,629      $160,648,811
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    13,105,629      $160,648,811

Shares repurchased                 (19,725,906)     (243,084,849)
----------------------------------------------------------------
Net decrease                        (6,620,277)     $(82,436,038)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         24,601,165      $257,129,892
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    24,601,165       257,129,892

Shares repurchased                 (26,861,435)     (277,287,891)
----------------------------------------------------------------
Net decrease                        (2,260,270)     $(20,157,999)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,085,687       $24,407,972
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,085,687       $24,407,972

Shares repurchased                 (10,582,804)     (124,783,130)
----------------------------------------------------------------
Net decrease                        (8,497,117)    $(100,375,158)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,755,639       $68,083,469
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,755,639        68,083,469

Shares repurchased                 (17,922,982)     (177,632,127)
----------------------------------------------------------------
Net decrease                       (11,167,343)    $(109,548,658)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            240,574        $2,833,522
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       240,574        $2,833,522

Shares repurchased                  (1,955,983)      (23,208,668)
----------------------------------------------------------------
Net decrease                        (1,715,409)     $(20,375,146)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,325,543       $13,218,453
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,325,543        13,218,453

Shares repurchased                  (3,279,795)      (32,796,318)
----------------------------------------------------------------
Net decrease                        (1,954,252)     $(19,577,865)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            178,948        $2,109,389
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       178,948        $2,109,389

Shares repurchased                  (1,143,301)      (13,697,019)
----------------------------------------------------------------
Net decrease                          (964,353)     $(11,587,630)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            562,945        $5,729,127
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       562,945         5,729,127

Shares repurchased                  (1,230,278)      (12,445,739)
----------------------------------------------------------------
Net decrease                          (667,333)      $(6,716,612)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             71,470          $912,882
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        71,470          $912,882

Shares repurchased                        (377)           (4,720)
----------------------------------------------------------------
Net increase                            71,093          $908,162
----------------------------------------------------------------

                                 For the period January 21, 2003
                                 (commencement of operations) to
                                                   July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                120            $1,257
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           120             1,257

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               120            $1,257
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,304,555       $85,171,824
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,304,555        85,171,824

Shares repurchased                  (7,126,082)      (88,059,732)
----------------------------------------------------------------
Net increase (decrease)                178,473       $(2,887,908)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,628,690       $37,272,525
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,628,690        37,272,525

Shares repurchased                  (3,775,623)      (39,690,189)
----------------------------------------------------------------
Net decrease                          (146,933)      $(2,417,664)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market-timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $39,557 for legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Note 6
Other matters

In connection with an ongoing review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the fund. On February 19, 2004, the fund recorded a receivable for restitution from Putnam of approximately $1.8 million as of January 31, 2004, representing approximately $.014 per share outstanding as of such date. The fund's Paid-in-Capital account reflects a corresponding increase. Had this payment been made when the error occurred, it would have had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $0.01 to $0.02 per share. Putnam and the fund's trustees are in the process of finalizing the restitution amount. Additional amounts may be warranted. Putnam has also made a number of personnel changes, including senior managers, and has begun to implement changes in procedures. Putnam has informed the SEC, the Funds' Trustees and independent auditors. The restitution made by Putnam is not reflected in the audited information appearing in the fund's financial highlights table and statement of changes in net assets.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA067-211465  2AQ/2JK/2JL/2JM  3/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Research Fund
Supplement to Semiannual Report dated 1/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/04

                                                                        NAV

6 months                                                              12.58%
1 year                                                                30.82
5 years                                                               -3.57
Annual average                                                        -0.72
Life of fund (since class A inception, 10/2/95)                      131.13
Annual average                                                        10.58

Share value:          NAV

7/31/03          $11.69
1/31/04          $13.16

----------------------------------------------------------------------------

Distributions:     No.     Income          Capital gains          Total
                   --        --                  --                 --

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Performance information shown reflects the restatement of the fund's net asset values for the period from January 5, 2001 to January 31, 2004 in connection with the restitution payment described in Note 6 to the financial statements. This payment had the effect of increasing the net asset value of each class of the fund's shares for each day during the period by $.01 to $.02 per share. If the restatement had not been reflected, performance shown for periods ending January 31, 2004 would have been lower.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the registrant and four other Putnam Funds. Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the
payment of Putnam corporate expenses.   Such officers did not learn
that this matter involved a Putnam Fund until January 2004. Putnam made restitution to the registrant of approximately $1.8 million on February 19, 2004, representing approximately 0.11% of the fund's net assets and $.014 per share outstanding on such date. Putnam and the registrant's Trustees are continuing to review these matters to determine if additional restitution is warranted. Putnam has also made restitution to the other affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 15, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 15, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 15, 2004